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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 17, 2006


                               Eagle Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


         Maryland                         0-25923                  52-2061461
(State or other jurisdiction      (Commission file number)        (IRS Employer
     of incorporation)                                               Number)


                 7815 Woodmont Avenue, Bethesda, Maryland 20814
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 301.986.1800

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

         On May 17, 2006, Eagle Bancorp, Inc. issued the press release attached hereto as exhibit 99, announcing the declaration of a cash dividend of $0.07 per share, and the declaration of a 1.3 for 1 stock split in the form of a 30% stock dividend.

         The cash dividend is payable on June 30, 2006 to holders of record on June 13, 2006.

         The stock dividend is payable on July 5, 2006 to holders of record as of June 14, 2006.


Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.  Not applicable.

(b) Pro Forma Financial Information. Not Applicable.

(c) Exhibits.

         99       Press Release dated May 17, 2006

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 EAGLE BANCORP, INC.



                                 By:  /s/ Ronald D. Paul
                                    -----------------------------------------
                                    Ronald D. Paul, President, Chief Executive
                                    Officer

Dated: May 17, 2006